American Realty Capital Trust III, Inc . Unlocking Shareholder Value

($ in 000's ) As of September 30, 2011 As of December 31, 2011 As of March 31, 2012 As of June 30 , 2012 As of September 30, 2012 As of December, 31 2012 # of Properties 3 41 93 181 382 507 Square Feet 59,303 426,829 1,653,203 3,572,346 7,859,173 13,009,361 Wtd. Avg. Remaining Lease Term (1) (Years) 13.6 15.9 13.0 12.8 12.7 12.4 % Investment Grade (1)(2) 100% 100% 97.9% 92.1% 79.7% 75.0% Portfolio Leverage 41.8% 7.0% 30.3% 27.9% 16.6% 15.0 % Average Cap Rate 7.85% 7.86% 7.80% 7.82% 7.87% 7.88% Base Purchase Price $12,083 $72,453 $ 268,243 $517,679 $945,338 $ 1,529,811 Net Equity Raised $19,359 $86,456 $ 273,776 $ 794,132 $ 1,528,077 $1,573,151 Number of States 2 17 28 37 42 44 Occupancy 100% 100% 100% 100% 100% 100% 2 Source: Form 10 - Q filings (except pro forma 2012) (1) Based on annualized net operating income. (2) Includes investment grade tenants affiliated with investment grade entities as determined by a major rating agency. For purpo ses of this presentation we have attributed the ratings of the affiliated parent company. Fully Raised + Fully Invested ARCT III Property Portfolio Growth

3 ARCT III Property Portfolio (Pro Forma March 31, 2013) No. of Properties 658 Total Square Feet 16.5 million Occupancy 100% Avg. Remaining Lease Term 13.0 years % Investment Grade (1) 75% No. of Tenants 37 No. of Industries 17 States 44 Net Debt/Enterprise Value 22.0% Enterprise Value (2) $2.3 billion Average Acquisition Cap Rate 7.86% Average Age of Properties 5.0 years 2013 Annualized Rents $154.2 million (1) Includes investment grade tenants affiliated with investment grade entities as determined by a major rating agency. For purposes of th is presentation we have attributed the ratings of the affiliated parent company. (2) Enterprise value is calculated as equity market cap ($10.00/share selling price, fully diluted shares of 177.2 million) plus pro forma debt.

Transformative Combination Public, Non - Traded Offering Independent Broker Dealer Channel $1.7 Billion Raised $10.00/Share Selling Price Established Public Trading History Access to Public Equity & Debt Markets Equity Research Analyst Coverage $13.90/Share Trading Price* * As of 1/9/2013 market close 4 4

5 Transformative Combination: ARCP and ARCT III ARCT III ARCP ARCT III ARCP ARCT III ARCP Durable Income, Principal Protection, Outsized Growth Potential 5

6 6 Public Listed Company • NASDAQ - listed September 7, 2011 • Purchase free standing, single tenant net lease properties • Focus on Medium - Term duration leases (3 to 8 years) containing rent growth • Buy real estate at or below replacement cost at vintage rents Unique Investment Strategy Identical External Manager American Realty Capital Properties (NASDAQ: ARCP)

7 7 ARCP Has Substantially Outperformed the RMS and Leading Net Lease REITs since March 1, 2012 Source: SNL Financial (1) Total return calculated from March 1, 2012 to January 9, 2013. 33.61 25.88 24.65 18.65 13.50 0.00 5.00 10.00 15.00 20.00 25.00 30.00 35.00 40.00 ARCP NNN ARCT O MSCI US REIT (RMS) Total Return (1) (%)

8 8 Total Cash + Stock Consideration (177.4mm shares x $13.21/share (1) ) $2,342,567,000 - Return of Gross Equity ($1,740,560,000) Profit $602,007,000 + Distributions (inception through 3/31/13) $86,092,000 Total Value Creation $688,099,000 Merged ARCT III and ARCP will create $700,000,000 of Shareholder Value (1) Actual consideration based on ARCP share price at 1/9/13 market close.

9 9 Individual Shareholder Total Return (1) 100% Cash Consideration (3) 100% Stock Consideration ARCT III Value Shares $/share ARCT III Value Shares $/share Invest $1,000.00 100 $10.00 Invest $1,000.00 100 $10.00 Merged Company Value Shares $/share Merged Company Value Shares $/share Returns $1,200.00 100 $12.00 Returns $1,321.00 100 $13.21 (5) +Dividends (4) $99.00 +Dividends (4) $99.00 Total $1,299.00 (taxable) Total $1,420.00 (tax - free exchange) Every Investor Will Have Flexibility to Choose Stock or Cash Consideration Total Return Since Inception (2) = 30% (1) Assumes investment made on day 1, approx. 18 month hold period. (2) Includes distributions plus share of profits, assuming a full return of invested capital. (3) Cash component limited to 30%. (4) Calculated as $0.66/share paid over an 18 - month hold period. (5) Actual consideration based on ARCP share price at January 9, 2013. Total Return Since Inception (2) = 42%

10 Implied Cap Rate ARCP will pay ARCT III shareholders a Record Price Source: Company filings, Wall Street Research and Investor Presentations. 5.8% 5.9% 7.7% 7.6% 7.5% 7.5% 7.4% 7.2% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% 8.0% 9.0% American Realty Capital Trust III / ARCP (Q'2 2013) American Realty Capital Trust / Realty Income (5-Sep-2012) American Financial Realty Trust / Gramercy Capital Corp. (5-Nov-2007) Newkirk Realty Trust / Lexington Realty Trust (23-July-2006) Government Properties Trust / Record Realty Trust (23-Oct-2006) Trustreet Properties / General Electric Capital Corporation (30-Oct-2006) Spirit Finance Corporation / Investor Group led by Macquarie Bank (13-Mar-2007) Capital Automotive REIT / DRA Advisors LLC (6-Sep-2005)

Transaction Overview

Stock and Cash Valued at $2.3 Billion
Implied Price for ARCT III of $13.21[1]/share

Transaction Consideration

- **Stock Election:** Currently $13.21/ARCT III share[1], no limitation on stock consideration
  - Each share of ARCT III will be converted into common shares of ARCP at a fixed exchange ratio of 0.95x
  - Tax-free exchange for stock received
  - No lock-up for shareholders – Management locked up for one year
- **Cash Election:** $12.00/share, maximum 30% of total outstanding ARCT III shares at closing (approx. $640 million)
- **Ownership:** ARCT III shareholders will own a substantial majority of the combined company's stock

Financial Impact and Valuation

- **Dividend Maintained:** Maintains ARCP's dividend; for ARCT III shareholders dividend will increase $0.20[2] per share
- **Liquidity Improved:** Materially increases ARCP's liquidity and float
- **Operating Costs Reduced**: Reduces G&A costs by eliminating acquisition and financing fees and reducing management fees
- **Balance Sheet More Flexible**: Preserves balance sheet flexibility and moderate leverage profile

Board Composition

- Each company will nominate two of four independent directors to the Board of combined company

Timing

- **Shareholder Vote**: Contingent upon majority approval of both companies' shareholders
- **Closing:** Transaction expected to close Q2 2013

(1) Assumes stock consideration of ARCP at a price of $13.90/share (as of market close 1/9/2013) x 0.95x exchange ratio. Actual consideration based on ARCP's share price at closing of the transaction.
(2) ARCT III's annualized dividend per share increases from $0.66 to ARCP's annualized dividend per share of $0.86 (after a 0.95x exchange ratio).

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12 Combined Company

Combined Company Business Strategy

Unique Synergies: Strong Credit Quality Plus Growth

American Realty Capital Trust III, Inc.		+	American Realty Capital Properties		=	Combined Company
Acquisition Mix:	**70%**		**Acquisition Mix:**	**30%**		

American Realty Capital Trust III, Inc. — Acquisition Mix: 70%

- ✓ Net lease, single tenant
- ✓ Corporate investment grade tenant focus
- ✓ "Main & Main" and operationally essential locations
- ✓ High portfolio occupancy
- ✓ High credit tenant quality

- **Market rents**
- **At or below replacement cost**
- **Long-term leases**

- **Stable income**
- **Low lease rollover**
- **Moderate growth**

American Realty Capital Properties — Acquisition Mix: 30%

- ✓ Net lease, single tenant
- ✓ Corporate investment grade tenant focus
- ✓ "Main & Main" and operationally essential locations
- ✓ High portfolio occupancy
- ✓ High credit tenant quality

- **Vintage rents**
- **Below replacement cost**
- **Medium-term leases**

- **High current income**
- **Greater lease rollover**
- **Substantial growth opportunities**

Combined Company

- Combine high credit quality stable income plus growth
- Extract growth potential from below market leases and greater lease rollover
- Target acquisition mix of 70/30 long duration / mid duration
- Maintain blended lease duration of 10-12 years

(1) Includes investment grade tenants affiliated with investment grade entities as determined by a major rating agency. For purposes of this presentation we have attributed the ratings of the affiliated parent company.

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14 Combined Company Portfolio (Pro Forma March 31, 2013) Properties 148 658 806 States 27 44 44 Number of Tenants 17 37 44 Investment Grade (1) (by NOI) 86% 75% 77% Occupancy 100% 100% 100% Number of Industries 11 17 20 Annualized Rental Revenue $25.6 million $154.2 million $179.8 million Enterprise Value $355.3 million $2.3 billion $3.2 billion Total Square Feet 2.43 million 16.50 million 18.93 million Average Remaining Lease Term 6.9 years 13.0 years 12.4 years Average Acquisition Cap Rate 8.72% 7.86% 7.99% Combined Company (1) Includes investment grade tenants affiliated with investment grade entities as determined by a major rating agency. For purposes of this presentation, we have attributed the ratings of the affiliated parent company.

15 Transaction Benefits for the Combined Company Unique Strategy: No other net lease company acquires both long - and mid - duration leases Stability Plus Growth: Best in class, well - diversified net lease portfolio with high credit quality tenants, long weighted average lease terms and growth potential Significantly Enhanced Size and Scale: 5 th largest listed net lease REIT (pro forma) x Immediate access to public capital markets to support growth x Eligibility for index inclusion (approximately $380 million by June 2013) x Ability to lower cost of capital and obtain investment grade rating x Larger REITs tend to deliver stronger performance, trade at better multiples Growth: Significant capacity to grow earnings through acquisitions, internal rent growth, and re - leasing Lower Operating Cost: More efficient cost structure through eliminated acquisition and financing fees, reduced management fees and economies of scale Team: Experienced, expert management team that assembled and managed both real estate portfolios 1 2 3 4 5 6

16 Comparing the Combined Company to Similar Listed Companies Better Portfolio | Stronger Company Combined Company (1) O NNN LXP EPR Properties 806 2,838 1,530 225 172 Sq. Ft. (000s) 18,900 34,328 18,331 28,490 14,440 Occupancy 100% 97% 98% 97% 98% % Investment Grade 77% 19% 6% 49% 0% % GLA Expiring Next 5 Yrs 5.2% 17.7% <11.0% 35.4% N/A Wtd. Ave. Lease Duration (years) (2) 13.0 11.0 12.0 6.4 11.1 Equity Market Cap . (mm) $1,894 $5,725 $3,590 $1,933 $2,165 Enterprise Value (mm) $3,204 $8,852 $5,134 $3,940 $3,821 Price / FFO 14.9x 19.9x 17.8x 10.3x 11.9x Price / AFFO 15.3x 18.3x 17.0x 12.9x 12.3x Dividend Yield 6.43% 4.24% 4.91% 5.67% 6.52% Net Debt / EBITDA 9.9x 5.7x 4.5x 6.0x 4.5x Net Debt / Enterprise Value 40.9% 29.7% 26.5% 46.2% 35.1% Current Price (3) $13.91 $ 42.90 $32.15 $10.58 $46.01 (1) Pro forma as of Q’1 2013. (2) Pro forma data through 2013. (3) As of market close on 1/11/2013.

Combined Company Portfolio (Pro Forma March 31, 2013) 17 No. of Properties 806 Total Square Feet 18.9 million Occupancy 100% Avg. Remaining Lease Term 12.4 years % Investment Grade (1) 77% No. of Tenants 44 No. of Industries 20 States 44 Enterprise Value $3.2 billion Average Acquisition Cap Rate 7.99% 2013 Annualized Rents $179.8 million (1) Includes investment grade tenants affiliated with investment grade entities as determined by a major rating agency. For purposes of this presentation, we have attributed the ratings of the affiliated parent company.

18 Combined Company – Investment Grade Rated (1) Tenant Focus Top 10 Tenants % Annual Rent Credit Rating 12.3% S&P: BBB - 11.9% S&P: A 10.1% S&P: BBB 7.4% S&P: BBB+ 7.2% S&P: BBB 4.6% S&P: BBB+ 3.2% S&P: BBB - 3.2% S&P: BBB 3.1% S&P: AA+ 2.8% NR 56% Top 10 Tenants Rated 96% Investment Grade 96% Total Portfolio Rated 88% Investment Grade 77% Top 10 Tenants = 96% Investment Grade * Pro forma data through December 31, 2012. (1) Includes investment grade tenants affiliated with investment grade entities as determined by a major rating agency. For pur pos es of this presentation we have attributed the ratings of the affiliated parent company.

19 Combined Company – Diversified Portfolio Dollar General 12.3% 12.3% Citizens 11.9% 24.3% FedEx 10.1% 34.3% Aon Corporation 7.4% 41.7% Walgreens 7.2% 48.9% General Mills 4.6% 53.4% Family Dollar 3.2% 56.7% Bed Bath & Beyond 3.2% 59.9% GSA 3.1% 63.0% Williams Sonoma 2.8% 65.9% Advance Auto 2.7% 68.6% Express Scripts 2.3% 70.9% Rite Aid 2.3% 73.1% Rubbermaid 2.1% 75.3% Pantry 1.9% 77.2% Krystal 1.8% 79.0% GE Aviation 1.7% 80.7% Davita 1.7% 82.3% Hanes 1.6% 84.0% John Deere 1.6% 85.6% Home Depot 1.5% 87.1% Kum & Go 1.5% 88.6% CVS 1.3% 89.9% Bojangles 1.1% 91.1% Cracker Barrel 1.1% 92.2% Tenant % of GAAP Rent Cum. Tenant Diversification Dollar General, 12.3% Citizens, 11.9% FedEx, 10.1% Aon Corporation, 7.4% Walgreens, 7.2% General Mills, 4.6% Family Dollar, 3.2% Bed Bath & Beyond, 3.2% GSA, 3.1% Williams Sonoma, 2.8% Advance Auto, 2.7% Express Scripts, 2.3% Rite Aid, 2.3% Rubbermaid, 2.1% Pantry, 1.9% Krystal, 1.8% GE Aviation, 1.7% Davita, 1.7% Hanes, 1.6% John Deere, 1.6% Home Depot, 1.5% Kum & Go, 1.5% CVS, 1.3% Bojangles, 1.1% Cracker Barrel, 1.1% * Pro forma data through December 31, 2012. Top 25 Tenants = 81% Investment Grade

20 Combined Company – Diversified Portfolio Discount Retail 15.6% Consumer Products 13.8% Retail Banking 12.2% Pharmacy 10.7% Freight 10.1% Insurance 7.4% Healthcare 5.0% Gas & Convenience 4.0% Restaurant 4.0% Specialty Retail 3.4% Auto Retail 3.2% Government Services 3.1% Aviation 1.7% Apparel 1.6% Home Maintenance 1.5% Consumer Goods 1.1% Supermarket 0.6% Sporting Goods 0.6% Storage Facility 0.3% Auto Services 0.1% 100% 20 Distinct Industries Industry Diversification Discount Retail, 15.6% Consumer Products, 13.8% Retail Banking, 12.2% Pharmacy, 10.7% Freight, 10.1% Insurance, 7.4% Healthcare, 5.0% Gas & Convenience, 4.0% Restaurant, 4.0% Specialty Retail, 3.4% Auto Retail, 3.2% Government Services, 3.1% Aviation, 1.7% Apparel, 1.6% Home Maintenance, 1.5% Consumer Goods, 1.1% Supermarket, 0.6% Sporting Goods, 0.6% Storage Facility, 0.3% Auto Services, 0.1% * Pro forma data through December 31, 2012

21 Proven Management, Better Operating Structure & Lower Fees

22 Proven Management Team Nicholas S. Schorsch Chairman & CEO • Chairman & CEO of ARCP’s manager (ARC Properties Advisors) • Former CEO of American Financial Realty Trust (NYSE: AFR) • Two - Time Ernst & Young Entrepreneur of the Year Brian S. Block Chief Financial Officer • Chief Financial Officer of ARCP’s manager (ARC Properties Advisors) • Former Chief Accounting Officer, American Financial Realty Trust (NYSE: AFR) • 6 years public accounting (Ernst & Young and Arthur Andersen) • Certified Public Accountant Edward M. Weil, Jr. President • President of ARCP’s manager (ARC Properties Advisors) • CEO of Realty Capital Securities • Former Senior VP, Sales & Leasing of American Financial Realty Trust (NYSE: AFR) Demonstrated value creation, deep knowledge of the portfolio, and superior public company and capital markets activity with over $13 billion of acquisitions in the real estate space in the last decade Supported by a team of over 65 real estate professionals Asset Management Property Management (1) Accounting (1) Legal Human Resources Capital Markets Originations Underwriting Due Diligence Financing Investor Relations (1) Functions to be internalized upon closing of the transaction.

23 American Realty Capital has a Proven Track Record Across Multiple Programs in the Net Lease Sector – Past 24 Months (1) Total Net Lease Deals Underwritten: $ 26,300,000,000 Total Net Lease LOIs Submitted: $ 12,000,000,000 Total Net Lease Acquisitions: $3,038,469,684 # of Properties: 728 Avg. Monthly Net Lease Acquisitions: $132,107,378 Average Capitalization Rate: 7.96% (1) Includes deals for all issuers externally managed by ARC.

24 ARCP’s Current External Management Structure Brings Significant Benefits to Shareholders Scale and expertise generates better execution with lower costs Lower fees and expenses Performance based management compensation Largest U.S. buyer of net lease real estate Vertically integrated team of 65 real estate professionals Efficient operational, legal and administrative support Strong, consistent demonstrable track record in net lease space

25 2.7% 2.4% 1.7% 1.4% 1.2% 1.2% 1.0% 1.0% 0.9% 0.9% 0.9% 0.8% 0.7% 0.6% 0.5% 0.5% 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% 3.0% G&A as % of Gross Asset Value ARCP (3bp) ARCP’s G&A is less than half of the overall REIT industry average. Lower G&A Expenses Comparison for Combined Company Source: SNL Financial Note : ARCP excludes professional fees and incremental corporate level G&A. (50bp) (1) Pro forma for the combined company. (1)

26 Significantly Reduced Fees Assumes $1 billion of acquisitions @ 50% leverage ARCT III (1) ARCP (1) Combined Company ≤ $3 bn assets Combined Company >$3 bn assets ($ in mm’s) Acquisition Fee $10.00 $10.00 None None Financing Fee 3.75 3.75 None None Total one - time fees $13.75 $13.75 None None Asset Management Fee $7.50 $5.00 $5.00 $4.00 Estimated G&A 0.50 0.50 0.50 0.50 Total annual fees $8.00 $5.50 $5.50 $4.50 (1) Represents fees under prior management agreements. Under the new fee structure, over the next 5 years, both ARCT III and ARCP shareholders will save ~$61 mm of acquisition related fees, assuming $4.4 billion of acquisitions Under the new fee structure, over the next 5 years, ARCT III and ARCP shareholders will save over $48 million in annual fees, assuming $4.4 billion of acquisitions

27 Significantly Reduced Fees (continued ) ARCT III ARCP Combined Company Acquisition Fee (% of assets) 1.00% 1.00% ELIMINATED Financing Fee (% of financing) 0.75% 0.75% ELIMINATED Asset Management Fee (% of annual average assets) 0.75% (1) 0.50% REDUCED 0.50% ≤ $3 bn assets 0.40% > $3 bn assets Property Management Fee (% of gross revenue) 1.5% single tenant 2.5% multi - tenant None INTERNALIZED At No Cost (1) As of Q3’ 2012, paid in Class B units of ARCT III’s operating partnership subsidiary.

28 Earnings Guidance for Combined Company

29 Among our most relative peer set, the combined c ompany has outsized growth potential and significant potential value uplift Outsized Earnings Growth vs. Peers Outsized Growth Implies Significant Uplift in Value AFFO/Share 2013 E AFFO/Share 2014E Growth Price as of 12/14/2012 AFFO/Share 2013 E Implied Forward AFFO Multiple Implied Price Per Share O $2.35 $2.43 3.40% $40.36 $2.35 17.2 x NNN $1.90 $2.00 5.26% $30.62 $1.90 16.1 x WPC $3.83 $3.96 3.39% $48.52 $3.83 12.7 x Comps Average 4.02% 15.6x (3) Combined Company (1) $ 0.93 (2) $ 1.08 (2) 16.13% $ 0.93 (2) 15.0x $13.95 If ARCP trades at 15.0x, it implies a price per share of $13.95 AFFO per share grows by 16.1% from $0.93 (2013E) to $1.08 (2014E) Source: Company estimates, FactSet (1) Assuming 70% stock consideration/30% cash consideration . Guidance metrics assumes mid point of the range. (2) See page 32 for an FFO/AFFO reconciliation . (3) Weighted by market cap for peer group .

30 Pro Forma Earnings Guidance for Combined Company ($ amounts in millions, except share data) 2013 Estimated Run Rate (2) 2014 Estimated Run Rate (2) Low High Low High FFO/share (fully diluted) (1) $0.93 $0.97 $1.05 $1.09 Growth Rate 12.9% 12.4% AFFO/share (fully diluted) (1) $0.91 $0.95 $1.06 $1.10 Growth Rate 16.5% 15.8% (Guidance metrics shown at mid point of range) Assumed AFFO Multiple 15.0x 15.0x Implied Share Price $13.95 $16.20 Equity Market Capitalization $1,876 $2,793 Net Debt $1,320 $1,793 Enterprise Value $3,196 $4,586 Net Debt to EBITDA 7.9x 7.3x Net Debt to Enterprise Value 41.3% 39.1% (1) See page 32 for an FFO & AFFO reconciliation. (2) Actual results highly dependent upon timing of merger close. (3) Mid point of guidance range. AFFO per share grows by 16.1% from $0.93 (2013E) to $1.08 (2014E) (3)

31 Pro Forma Earnings Guidance for Combined Company 2013 Key Assumptions: • Acquisitions: $ 400 million of assets (long duration) • Equity Issuance: None (1) • Merger Date: March 31, 2013 • Merger consideration : x 30% cash @ $12.00/share x 70% stock @ $12.26/share (2) • Financing: $1.2 billion u nsecured f inancing • $1.0 billion (3) term/revolver @ 2.45% fixed rate interest • $200 million (4) 18 - month term/revolver @ 2.45 % fixed rate interest • Outstanding Shares : 134.5 million pro forma 2013 (fully diluted) • Assumed AFFO Multiple: 15.0x 2014 Key Assumptions: • Acquisitions : $1 billion of assets (70% long duration, 30% mid duration) • Capitalization: 50% equity issuance, 50% debt • Outstanding Shares : 172.4 million pro forma 2014 (fully diluted) (1) Aside from opportunistic use of ARCP’s currently in place “at - the - market” offering program. (2) Based on a price of $ 12.90/share for ARCP (as of market close on 12/14/2012) x 0.95x exchange ratio. (3) $ 650mm committed , $350 mm available via accordion feature (subject to certain conditions). (4) Fully committed, $125mm can be converted into Wells Facility.

32 Non - GAAP – FFO/AFFO Reconciliation (1) Per share amounts 2013E Run Rate 2014E Run Rate Low High Low High Net Income (loss) attributable to stockholders (in accordance with GAAP) $0.13 $0.13 $0.12 $0.12 Depreciation and amortization $0.80 $0.84 $0.93 $0.97 FFO $0.93 $0.97 $1.05 $1.09 Acquisition and transaction related costs $ 0.05 $ 0.05 Amortization of deferred financing costs $0.01 $0.01 $0.01 $0.01 Straight - line rent ($0.06) ($0.06) ($0.07) ($0.07) Non - cash equity compensation expense $0.03 $0.03 $0.02 $0.02 AFFO $0.91 $0.95 $1.06 $1.10 (1) See page 38 for further AFFO/FFO detail.

33 Experienced Senior Management • Managed over $13 billion of successful real estate programs in publicly traded and non - traded REITs Best - In - Class Portfolio • Solid real estate assets • Stable income with outsized growth potential • Diversified by tenant, industry and geography • Only REIT targeting corporate, investment - grade credit credits Value Proposition Durable Dividends, Principal Protection Outsized Growth Potentia l Strong, Flexible Balance Sheet • Low cost capital • Financial capacity We Are Combining Companies Tax Efficiently to Provide Shareholders With Liquidity, Durable Dividends and Principal Protection in a Broadly Diversified Portfolio with Significant Growth Potential

34 Conclusion – Combined Benefits 1 2 3 4 Unique Strategy: Enhanced and differentiated triple net lease strategy defined by high credit quality, stable, income and significant growth potential Growth: Combined company has substantial capacity to grow earnings through acquisitions, internal rent increases and releasing Size & Access: Significantly enhanced scale and access to public capital – 5 th largest triple net lease REIT • Lower cost of capital • Lowest G&A and fees in the net lease industry Portfolio Quality: Best in class, diversified net lease portfolio with high credit quality and long weighted average lease terms with significant growth potential Experienced Team: E xperienced management team and seasoned board of directors which assembled both portfolios with a high level of expertise in the real estate net lease sector 5

35 Conclusion – Combined Attributes 1 2 3 4 $688 million: Value creation for ARCT III shareholders $13.21: Per share merger value (1) $0.20: Annualized dividend increase per share 16.1%: AFFO per share growth from $ 0.91 - $0.95 (2013E ) to $ 1.06 - $1.10 (2014E ) $3.2 billion: Increased portfolio sized, 5 th largest net lease REIT by enterprise value $48 million: C ombined G&A savings over the next 5 years (2) 2.45%: L ower cost of fixed rate debt financing provides a competitive advantage (3) • Multiple expansion should result in lower cost of equity $3.0 billion: Unmatched total net lease acquisitions by ARC management in the past 24 - months 5 (1) Assumes stock consideration of ARCP at a price of $13.90/share (as of market close 1/9/2013) x 0.95x exchange ratio. Actual c ons ideration based on ARCP’s share price at closing of the transaction . (2) Assuming $4.4 billion in acquisitions. (3) Current interest rate for term loan and revolver. 6 7 8

Funds from Operations and Adjusted Funds from Operations

ARCP and ARCT III consider FFO and AFFO, which is FFO as adjusted to exclude acquisition-related fees and expenses, amortization of above-market lease assets and liabilities, amortization of deferred financing costs, straight-line rent, non-cash mark-to-market adjustments, amortization of restricted stock, non-cash compensation and non-recurring gains and losses useful indicators of the performance of a REIT. Because FFO calculations exclude such factors as depreciation and amortization of real estate assets and gains or losses from sales of operating real estate assets (which can vary among owners of identical assets in similar conditions based on historical cost accounting and useful-life estimates), they facilitate comparisons of operating performance between periods and between other REITs in ARCP's and ARCT III's peer groups. Accounting for real estate assets in accordance with GAAP implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values have historically risen or fallen with market conditions, many industry investors and analysts have considered the presentation of operating results for real estate companies that use historical cost accounting to be insufficient by themselves.

Additionally, ARCP and ARCT III believe that AFFO, by excluding acquisition-related fees and expenses, amortization of above-market lease assets and liabilities, amortization of deferred financing costs, straight-line rent, non-cash mark-to-market adjustments, amortization of restricted stock, non-cash compensation and non-recurring gains and losses, provides information consistent with managements' analyses of the operating performance of the properties. By providing AFFO, ARCP and ARCT III believe they are presenting useful information that assists investors and analysts to better assess the sustainability of their respective operating performances. Further, ARCP and ARCT III believe AFFO is useful in comparing the sustainability of their operating performances with the sustainability of the operating performance of other real estate companies, including exchange-traded and non-traded REITs.

As a result, ARCP and ARCT III believe that the use of FFO and AFFO, together with the required GAAP presentations, provide a more complete understanding of their respective performances relative to their peers and a more informed and appropriate basis on which to make decisions involving operating, financing, and investing activities.

FFO and AFFO are not in accordance with, or a substitute for, measures prepared in accordance with GAAP, and may be different from non-GAAP measures used by other companies. In addition, FFO and AFFO are not based on any comprehensive set of accounting rules or principles. Non-GAAP measures, such as FFO and AFFO, have limitations in that they do not reflect all of the amounts associated with ARCP's and ARCT III's results of operations that would be reflected in measures determined in accordance with GAAP. These measures should only be used to evaluate ARCP's and ARCT III's performance in conjunction with corresponding GAAP measures.

American Realty Capital Properties

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Forward - Looking Statements Information set forth herein (including information included or incorporated by reference herein) contains “forward - looking statements” (as defined in Section 21 E of the Securities Exchange Act of 1934 , as amended), which reflect ARCP’s and ARCT III’s expectations regarding future events . The forward - looking statements involve a number of risks, uncertainties and other factors that could cause actual results to differ materially from those contained in the forward - looking statements . Such forward - looking statements include, but are not limited to whether and when the transactions contemplated by the merger agreement will be consummated, the new combined company’s plans, market and other expectations, objectives, intentions, as well as any expectations or projections with respect to the combined company, including regarding future dividends, as well as any expectations or projections with respect to the combined company, including regarding future dividends and market valuations, and market valuations, and other statements that are not historical facts . The following additional factors, among others, could cause actual results to differ from those set forth in the forward - looking statements : the ability to obtain regulatory approvals for the transaction and the approval by ARCP’s stockholders of the issuance of ARCP common stock in connection with the merger and the approval by ARCT III’s stockholders of the merger ; market volatility, unexpected costs or unexpected liabilities that may arise from the transaction, whether or not consummated ; the inability to retain key personnel ; continuation or deterioration of current market conditions ; whether or not ARCP common stock will be included in REIT and public exchange indices ; uncertainty regarding the level of demand for ARCP common stock that inclusion in such indices would generate ; future regulatory or legislative actions that could adversely affect the companies ; and the business plans of the tenants of the respective parties . Additional factors that may affect future results are contained in ARCP’s and ARCT III’s filings with the SEC, which are available at the SEC’s website at www . sec . gov . ARCP and ARCT III disclaim any obligation to update and revise statements contained in these materials based on new information or otherwise . 37 37

Additional Information about the Proposed Merger and Where to Find It This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval . In connection with the proposed merger described herein, American Realty Capital Trust III, Inc . (“ARCT III”) and American Realty Capital Properties, Inc . (“ARCP”) expect to prepare and file with the Securities and Exchange Commission (“SEC”) a joint proxy statement and ARCP expects to prepare and file with the SEC a registration statement on Form S - 4 containing a joint proxy statement/prospectus and other documents with respect to ARCP’s proposed acquisition of ARCT III . INVESTORS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER RELEVANT DOCUMENTS FILED BY ARCP OR ARCT III WITH THE SEC IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER . Investors may obtain free copies of the registration statement, the joint proxy statement/prospectus and other relevant documents filed by ARCT III and ARCP, as applicable, with the SEC (if and when they become available) through the website maintained by the SEC at www . sec . gov . Copies of the documents filed by ARCT III with the SEC are also available free of charge on ARCT III’s website at http : //www . arct - 3 . com, and copies of the documents filed by ARCP with the SEC are available free of charge on ARCP’s website at http : //www . americanrealtycapitalproperties . com . ARCT III, ARCP, AR Capital, LLC and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from ARCT III’s and ARCP’s stockholders in respect of the proposed merger . Information regarding ARCT III’s directors and executive officers can be found in ARCT III’s definitive proxy statement filed with the SEC on April 25 , 2012 , as modified by ARCT III’s current report on Form 8 - k filed with the SEC on July 13 , 2012 . Information regarding ARCP’s directors and executive officers can be found in ARCP’s definitive proxy statement filed with the SEC on May 4 , 2012 , as modified by ARCP’s current report on Form 8 - k filed with the SEC on October 17 , 2012 . Additional information regarding the interests of such potential participants will be included in the joint proxy statement/prospectus and other relevant documents filed with the SEC in connection with the proposed merger if and when they become available . These documents are available free of charge on the SEC’s website and from ARCT III or ARCP, as applicable, using the sources indicated above . 38 38